                                                                   Exhibit 10.46


            Management Incentive Program Agreements, dated February 4, 2000, for the following individuals:

            Biety, Dennis
            Carr, Brian
            Clark, David
            Fuller, Peter
            Hanley, Mary
            Kameen, Lawrence
            Lokken, David
            Mulvihill, Brad
            Panzera, Philip
            Riley, Michael

                     MANAGEMENT INCENTIVE PROGRAM AGREEMENT


This Management Incentive Program Agreement ("the Agreement") is executed as of February 4, 2000, by and between Hawker Pacific Aerospace, a California corporation (the "Company") and Dennis M. Biety (the "Employee").


                                    RECITALS

     WHEREAS, the Board of Directors of the Company (the "Board") is currently in the process of exploring strategic combinations with other organizations, and is actively seeking to sell the Company;

     WHEREAS, the Board has concluded that providing incentives to certain members of management with regard to the sale of the Company will serve to enhance shareholder value;

     WHEREAS, the Board has resolved on October 27, 1999, to implement a Management Incentive Program to provide such incentives; and

     NOW, THEREFORE, in consideration of the foregoing premises, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged; the parties hereby agree as follows:

1.  Employment Agreement.  This Agreement amends and supersedes any contract of
    --------------------
employment or stock option agreement the Employee may have with the Company. In the event of a conflict with any provision of such contracts, this Agreement shall control. However, nothing in this Agreement is intended to remove any right or benefit in such contracts where no conflict exists.

2.  Change of Control.  For the purposes of this Agreement, a "Change of
    -----------------
Control" shall be defined as (i) the sale, transfer, conveyance or disposition, whether direct or indirect, of all or substantially all of the assets of the Company, (ii) a consolidation or merger of the Company with or into any entity in which the Company is not the surviving entity, (iii) a consolidation or merger of the Company with or into any other entity in which the Company is the surviving entity, if immediately after such transaction the shareholders of the Company as of November 1, 1996 (i.e., the shareholders of Unique Investment Corporation ("Unique") and management only) own less than 35% of the voting power of the capital stock of the surviving entity that is normally entitled to vote in the election of directors, or (iv) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") whether or not applicable), other than the shareholders or affiliates of Unique, becomes the beneficial owner or is deemed to beneficially own (as described in Rule 13d-3 under the Exchange Act) in excess of 30% of the Company's voting power of the capital stock normally entitled to vote in the election of directors of the Company. The provisions of this Agreement shall also apply if Employee is terminated for any reason within ninety days of any Change in Control.

3.  Incentive Payment.   In addition to any compensation, benefits or rights
    -----------------
Employee may have under any contract of employment with the Company, in the event of a Change of Control, Employee shall receive an Incentive Payment based on the Purchase Price of the Company.

3.1. The "Purchase Price" per share shall be defined as (i) the gross amount of proceeds (before any deductions for commissions, fees or other transaction costs) paid or payable, directly or indirectly, to or for the benefit of the Company and/or its security holders in cash or any other form of consideration (excluding the assumption or retirement of any of the Company's debt), divided by (ii) the number of fully diluted common shares of the Company on the date that the Change in Control occurs (the "Closing

Date"). For this purpose, the number of fully diluted shares shall be calculated after any automatic vesting of shares (as provided in Section 5), but without the dilutive effect of any shares which may have been issued with regard to the private placement equity transaction executed by the Company in December 1999.

  3.2. Upon the occurrence of a Change in Control, if the Purchase Price is at least $6.00 per share, then the Company shall make an Incentive Payment to the Employee as follows.

  (a) Purchase Price from $6.00 up to $7.00:  a fixed amount of $37,500.

  (b) Purchase Price of $7.00 or over: $75,000, plus $25,000 for every dollar, or pro rata portion thereof, over $7.00. For example, a Purchase Price of $8.20 would yield an Incentive Payment of $105,000.

4.  Change of Control Payment. For the purpose of determining the Change of
    -------------------------
Control Payment only (as provided for in Section 8 of Employee's Employment Agreement), "Total Compensation Package" shall be defined to include only the base salary then in effect, plus the annual cost of insurance benefits and an automobile allowance. The financial cost of other fringe benefits, including bonus, housing costs, vacations, holidays, sick leave and pension plans, shall not be included. As of the date of this Agreement, Employee's annual Total Compensation Package amounts to $184,089.

5.  Stock Options Payment.  Any unvested stock options of the Company which have
    ---------------------
been issued to the Employee shall automatically vest on the Closing Date. All vested options of the Employee for which the Purchase Price is greater than the option price shall be referred to as the "Exercisable Options". The Employee shall be paid a net amount equal to (i) the product of the Purchase Price times the number of all Exercisable Options, less (ii) the product of the option price and the number of all Exercisable Options, less (iii) any applicable transaction costs or fees payable to an entity other than the Company.

6.  Time and Form of Payment.  The Change of Control Payment required under
    ------------------------
Employee's Employment Agreement, plus the payments required under Sections 3 and 5 of this Agreement, shall be paid in full, by certified or cashier's check in U.S. dollars, on the Closing Date. Any termination payments required under
Section 5.3 of Employee's Employment Agreement shall be paid in full, by certified or cashier's check in U.S. dollars, on the date of termination.

7.  Miscellaneous. This Agreement constitutes the entire agreement with regard
    -------------
to the subject matter hereof. This Agreement may not be assigned, and shall not be modified or amended except in writing signed by both parties. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document. Photocopies of this Agreement shall be given the same effect as the original. This Agreement shall be governed by and interpreted under the laws of the State of California. The resolution of ambiguities against the drafting party shall not apply in the enforcement and interpretation of this Agreement.

8.  Arbitration.  All claims, disputes or other matters in question arising out
    -----------
of or relating to this Agreement shall be decided in accordance with the California Employment Resolution Dispute Rules of the American Arbitration Association. The arbitration shall be held in Los Angeles, California. The award of the arbitrator shall be final and binding upon the parties, and judgment may be entered upon it in any court having jurisdiction. If any arbitration or other action is commenced to enforce any of the provisions of this Agreement, the unsuccessful party shall pay all costs incurred by the prevailing party, including reasonable attorneys' fees and costs, arbitration fees and costs, court costs and reimbursements for any other expenses, plus interest in the amount of 12% per annum from the Closing Date on any payments required under Sections 3, 4 or 5 of this Agreement.

     IN WITNESS WHEREOF, the parties hereto, being duly authorized and empowered, have executed and delivered this Agreement as of the date first set forth above.

HAWKER PACIFIC AEROSPACE



By:    /s/ David L. Lokken
    ----------------------
    David L. Lokken
    President & CEO



EMPLOYEE



By:    /s/ Dennis Biety
   ---------------------
   Dennis M. Biety

                     MANAGEMENT INCENTIVE PROGRAM AGREEMENT


This Management Incentive Program Agreement ("the Agreement") is executed as of February 4, 2000, by and between Hawker Pacific Aerospace, a California corporation (the "Company") and Brian S. Carr (the "Employee").


                                    RECITALS

     WHEREAS, the Board of Directors of the Company (the "Board") is currently in the process of exploring strategic combinations with other organizations, and is actively seeking to sell the Company;

     WHEREAS, the Board has concluded that providing incentives to certain members of management with regard to the sale of the Company will serve to enhance shareholder value;

     WHEREAS, the Board has resolved on October 27, 1999, to implement a Management Incentive Program to provide such incentives; and

     NOW, THEREFORE, in consideration of the foregoing premises, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged; the parties hereby agree as follows:

1.  Employment Agreement.  This Agreement amends and supersedes any contract of
    --------------------
employment or stock option agreement the Employee may have with the Company. In the event of a conflict with any provision of such contracts, this Agreement shall control. However, nothing in this Agreement is intended to remove any right or benefit in such contracts where no conflict exists.

2.  Change of Control.  For the purposes of this Agreement, a "Change of
    -----------------
Control" shall be defined as (i) the sale, transfer, conveyance or disposition, whether direct or indirect, of all or substantially all of the assets of the Company, (ii) a consolidation or merger of the Company with or into any entity in which the Company is not the surviving entity, (iii) a consolidation or merger of the Company with or into any other entity in which the Company is the surviving entity, if immediately after such transaction the shareholders of the Company as of November 1, 1996 (i.e., the shareholders of Unique Investment Corporation ("Unique") and management only) own less than 35% of the voting power of the capital stock of the surviving entity that is normally entitled to vote in the election of directors, or (iv) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") whether or not applicable), other than the shareholders or affiliates of Unique, becomes the beneficial owner or is deemed to beneficially own (as described in Rule 13d-3 under the Exchange Act) in excess of 30% of the Company's voting power of the capital stock normally entitled to vote in the election of directors of the Company. The provisions of this Agreement shall also apply if Employee is terminated for any reason within ninety days of any Change in Control.

3.  Incentive Payment.   In addition to any compensation, benefits or rights
    -----------------
Employee may have under any contract of employment with the Company, in the event of a Change of Control, Employee shall receive an Incentive Payment based on the Purchase Price of the Company.

  3.1. The "Purchase Price" per share shall be defined as (i) the gross amount of proceeds (before any deductions for commissions, fees or other transaction costs) paid or payable, directly or indirectly, to or for the benefit of the Company and/or its security holders in cash or any other form of consideration (excluding the assumption or retirement of any of the Company's debt), divided by (ii) the number of fully diluted common shares of the Company on the date that the Change in Control occurs (the "Closing

Date"). For this purpose, the number of fully diluted shares shall be calculated after any automatic vesting of shares (as provided in Section 5), but without the dilutive effect of any shares which may have been issued with regard to the private placement equity transaction executed by the Company in December 1999.

  3.2. Upon the occurrence of a Change in Control, if the Purchase Price is at least $6.00 per share, then the Company shall make an Incentive Payment to the Employee as follows.

  (a) Purchase Price from $6.00 up to $7.00:  a fixed amount of $37,500.

  (b) Purchase Price of $7.00 or over: $75,000, plus $25,000 for every dollar, or pro rata portion thereof, over $7.00. For example, a Purchase Price of $8.20 would yield an Incentive Payment of $105,000.

4.  Change of Control Payment. For the purpose of determining the Change of
    -------------------------
Control Payment only (as provided for in Section 8 of Employee's Employment Agreement), "Total Compensation Package" shall be defined to include only the base salary then in effect, plus the annual cost of insurance benefits and an automobile allowance. The financial cost of other fringe benefits, including bonus, housing costs, vacations, holidays, sick leave and pension plans, shall not be included. As of the date of this Agreement, Employee's annual Total Compensation Package amounts to $177,537.

5.  Stock Options Payment.  Any unvested stock options of the Company which have
    ---------------------
been issued to the Employee shall automatically vest on the Closing Date. All vested options of the Employee for which the Purchase Price is greater than the option price shall be referred to as the "Exercisable Options". The Employee shall be paid a net amount equal to (i) the product of the Purchase Price times the number of all Exercisable Options, less (ii) the product of the option price and the number of all Exercisable Options, less (iii) any applicable transaction costs or fees payable to an entity other than the Company.

6.  Time and Form of Payment.  The Change of Control Payment required under
    ------------------------
Employee's Employment Agreement, plus the payments required under Sections 3 and 5 of this Agreement, shall be paid in full, by certified or cashier's check in U.S. dollars, on the Closing Date. Any termination payments required under
Section 5.3 of Employee's Employment Agreement shall be paid in full, by certified or cashier's check in U.S. dollars, on the date of termination.

7.  Miscellaneous. This Agreement constitutes the entire agreement with regard
    -------------
to the subject matter hereof. This Agreement may not be assigned, and shall not be modified or amended except in writing signed by both parties. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document. Photocopies of this Agreement shall be given the same effect as the original. This Agreement shall be governed by and interpreted under the laws of the State of California. The resolution of ambiguities against the drafting party shall not apply in the enforcement and interpretation of this Agreement.

8.  Arbitration.  All claims, disputes or other matters in question arising out
    -----------
of or relating to this Agreement shall be decided in accordance with the California Employment Resolution Dispute Rules of the American Arbitration Association. The arbitration shall be held in Los Angeles, California. The award of the arbitrator shall be final and binding upon the parties, and judgment may be entered upon it in any court having jurisdiction. If any arbitration or other action is commenced to enforce any of the provisions of this Agreement, the unsuccessful party shall pay all costs incurred by the prevailing party, including reasonable attorneys' fees and costs, arbitration fees and costs, court costs and reimbursements for any other expenses, plus interest in the amount of 12% per annum from the Closing Date on any payments required under Sections 3, 4 or 5 of this Agreement.

     IN WITNESS WHEREOF, the parties hereto, being duly authorized and empowered, have executed and delivered this Agreement as of the date first set forth above.

HAWKER PACIFIC AEROSPACE



By:    /s/ David L. Lokken
    ----------------------
    David L. Lokken
    President & CEO



EMPLOYEE



By:    /s/ Brian S. Carr
    -------------------
    Brian S. Carr

                     MANAGEMENT INCENTIVE PROGRAM AGREEMENT

This Management Incentive Program Agreement ("the Agreement") is executed as of February 4, 2000, by and between Hawker Pacific Aerospace, a California corporation (the "Company") and David E. Clark (the "Employee").


                                    RECITALS

     WHEREAS, the Board of Directors of the Company (the "Board") is currently in the process of exploring strategic combinations with other organizations, and is actively seeking to sell the Company;

     WHEREAS, the Board has concluded that providing incentives to certain members of management with regard to the sale of the Company will serve to enhance shareholder value;

     WHEREAS, the Board has resolved on October 27, 1999, to implement a Management Incentive Program to provide such incentives; and

     NOW, THEREFORE, in consideration of the foregoing premises, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged; the parties hereby agree as follows:

1.  Employment Agreement.  This Agreement amends and supersedes Employee's stock
    --------------------
option agreement with the Company. In the event of a conflict with any provision of such contract, this Agreement shall control. However, nothing in this Agreement is intended to remove any right or benefit in such contract where no conflict exists.

2.  Change of Control.  For the purposes of this Agreement, a "Change of
    -----------------
Control" shall be defined as (i) the sale, transfer, conveyance or disposition, whether direct or indirect, of all or substantially all of the assets of the Company, (ii) a consolidation or merger of the Company with or into any entity in which the Company is not the surviving entity, (iii) a consolidation or merger of the Company with or into any other entity in which the Company is the surviving entity, if immediately after such transaction the shareholders of the Company as of November 1, 1996 (i.e., the shareholders of Unique Investment Corporation ("Unique") and management only) own less than 35% of the voting power of the capital stock of the surviving entity that is normally entitled to vote in the election of directors, or (iv) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") whether or not applicable), other than the shareholders or affiliates of Unique, becomes the beneficial owner or is deemed to beneficially own (as described in Rule 13d-3 under the Exchange Act) in excess of 30% of the Company's voting power of the capital stock normally entitled to vote in the election of directors of the Company. The provisions of this Agreement shall also apply if Employee is terminated for any reason within ninety days of any Change in Control.

3.  Incentive Payment.   In addition to any compensation, benefits or rights
    -----------------
Employee may have under any stock option with the Company, in the event of a Change of Control, Employee shall receive an Incentive Payment based on the Purchase Price of the Company.

  3.1. The "Purchase Price" per share shall be defined as (i) the gross amount of proceeds (before any deductions for commissions, fees or other transaction costs) paid or payable, directly or indirectly, to or for the benefit of the Company and/or its security holders in cash or any other form of consideration (excluding the assumption or retirement of any of the Company's debt), divided by (ii) the number of fully diluted common shares of the Company on the date that the Change in Control occurs (the "Closing Date"). For this purpose, the number of fully diluted shares shall be calculated after any automatic vesting of shares (as provided in Section 5), but without the dilutive effect of any shares which may have been issued with regard to the private placement equity transaction executed by the Company in December 1999.

  3.2. Upon the occurrence of a Change in Control, if the Purchase Price is at least $6.00 per share, then the Company shall make an Incentive Payment to the Employee as follows.

  (a) Purchase Price from $6.00 up to $7.00:  a fixed amount of $25,000.

  (b) Purchase Price of $7.00 or over: $50,000, plus $10,000 for every dollar, or pro rata portion thereof, over $7.00. For example, a Purchase Price of $8.20 would yield an Incentive Payment of $62,000.

4.  Stock Options Payment.  Any unvested stock options of the Company which have
    ---------------------
been issued to the Employee shall automatically vest on the Closing Date. All vested options of the Employee for which the Purchase Price is greater than the option price shall be referred to as the "Exercisable Options". The Employee shall be paid a net amount equal to (i) the product of the Purchase Price times the number of all Exercisable Options, less (ii) the product of the option price and the number of all Exercisable Options, less (iii) any applicable transaction costs or fees payable to an entity other than the Company.

5.  Time and Form of Payment. The payments required under Sections 3 and 4 of
    ------------------------
this Agreement, shall be paid in full, by certified or cashier's check in U.S. dollars, on the Closing Date.

6.  Miscellaneous. This Agreement constitutes the entire agreement with regard
    -------------
to the subject matter hereof. This Agreement may not be assigned, and shall not be modified or amended except in writing signed by both parties. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document. Photocopies of this Agreement shall be given the same effect as the original. This Agreement shall be governed by and interpreted under the laws of the State of California. The resolution of ambiguities against the drafting party shall not apply in the enforcement and interpretation of this Agreement.

7.  Arbitration.  All claims, disputes or other matters in question arising out
    -----------
of or relating to this Agreement shall be decided in accordance with the California Employment Resolution Dispute Rules of the American Arbitration Association. The arbitration shall be held in Los Angeles, California. The award of the arbitrator shall be final and binding upon the parties, and judgment may be entered upon it in any court having jurisdiction. If any arbitration or other action is commenced to enforce any of the provisions of this Agreement, the unsuccessful party shall pay all costs incurred by the prevailing party, including reasonable attorneys' fees and costs, arbitration fees and costs, court costs and reimbursements for any other expenses, plus interest in the amount of 12% per annum from the Closing Date on any payments required under Sections 3 or 4 of this Agreement.

     IN WITNESS WHEREOF, the parties hereto, being duly authorized and empowered, have executed and delivered this Agreement as of the date first set forth above.

HAWKER PACIFIC AEROSPACE



By:    /s/ David L. Lokken
    ----------------------
    David L. Lokken
    President & CEO


EMPLOYEE



By:    /s/ David E. Clark
    ---------------------
    David E. Clark

                     MANAGEMENT INCENTIVE PROGRAM AGREEMENT

This Management Incentive Program Agreement ("the Agreement") is executed as of February 4, 2000, by and between Hawker Pacific Aerospace, a California corporation (the "Company") and Peter Fuller (the "Employee").


                                    RECITALS

     WHEREAS, the Board of Directors of the Company (the "Board") is currently in the process of exploring strategic combinations with other organizations, and is actively seeking to sell the Company;

     WHEREAS, the Board has concluded that providing incentives to certain members of management with regard to the sale of the Company will serve to enhance shareholder value;

     WHEREAS, the Board has resolved on October 27, 1999, to implement a Management Incentive Program to provide such incentives; and

     NOW, THEREFORE, in consideration of the foregoing premises, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged; the parties hereby agree as follows:

1.  Employment Agreement.  This Agreement amends and supersedes Employee's stock
    --------------------
option agreement with the Company. In the event of a conflict with any provision of such contract, this Agreement shall control. However, nothing in this Agreement is intended to remove any right or benefit in such contract where no conflict exists.

2.  Change of Control.  For the purposes of this Agreement, a "Change of
    -----------------
Control" shall be defined as (i) the sale, transfer, conveyance or disposition, whether direct or indirect, of all or substantially all of the assets of the Company, (ii) a consolidation or merger of the Company with or into any entity in which the Company is not the surviving entity, (iii) a consolidation or merger of the Company with or into any other entity in which the Company is the surviving entity, if immediately after such transaction the shareholders of the Company as of November 1, 1996 (i.e., the shareholders of Unique Investment Corporation ("Unique") and management only) own less than 35% of the voting power of the capital stock of the surviving entity that is normally entitled to vote in the election of directors, or (iv) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") whether or not applicable), other than the shareholders or affiliates of Unique, becomes the beneficial owner or is deemed to beneficially own (as described in Rule 13d-3 under the Exchange Act) in excess of 30% of the Company's voting power of the capital stock normally entitled to vote in the election of directors of the Company. The provisions of this Agreement shall also apply if Employee is terminated for any reason within ninety days of any Change in Control.

3.  Incentive Payment.   In addition to any compensation, benefits or rights
    -----------------
Employee may have under any stock option with the Company, in the event of a Change of Control, Employee shall receive an Incentive Payment based on the Purchase Price of the Company.

  3.1. The "Purchase Price" per share shall be defined as (i) the gross amount of proceeds (before any deductions for commissions, fees or other transaction costs) paid or payable, directly or indirectly, to or for the benefit of the Company and/or its security holders in cash or any other form of consideration (excluding the assumption or retirement of any of the Company's debt), divided by (ii) the number of fully diluted common shares of the Company on the date that the Change in Control occurs (the "Closing Date"). For this purpose, the number of fully diluted shares shall be calculated after any automatic vesting of shares (as provided in Section 5), but without the dilutive effect of any shares which may have been issued with regard to the private placement equity transaction executed by the Company in December 1999.

  3.2. Upon the occurrence of a Change in Control, if the Purchase Price is at least $6.00 per share, then the Company shall make an Incentive Payment to the Employee as follows.

  (a) Purchase Price from $6.00 up to $7.00:  a fixed amount of $25,000.

  (b) Purchase Price of $7.00 or over: $50,000, plus $10,000 for every dollar, or pro rata portion thereof, over $7.00. For example, a Purchase Price of $8.20 would yield an Incentive Payment of $62,000.

4.  Stock Options Payment.  Any unvested stock options of the Company which have
    ---------------------
been issued to the Employee shall automatically vest on the Closing Date. All vested options of the Employee for which the Purchase Price is greater than the option price shall be referred to as the "Exercisable Options". The Employee shall be paid a net amount equal to (i) the product of the Purchase Price times the number of all Exercisable Options, less (ii) the product of the option price and the number of all Exercisable Options, less (iii) any applicable transaction costs or fees payable to an entity other than the Company.

5.  Time and Form of Payment. The payments required under Sections 3 and 4 of
    ------------------------
this Agreement, shall be paid in full, by certified or cashier's check in U.S. dollars, on the Closing Date.

6.  Miscellaneous. This Agreement constitutes the entire agreement with regard
    -------------
to the subject matter hereof. This Agreement may not be assigned, and shall not be modified or amended except in writing signed by both parties. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document. Photocopies of this Agreement shall be given the same effect as the original. This Agreement shall be governed by and interpreted under the laws of the State of California. The resolution of ambiguities against the drafting party shall not apply in the enforcement and interpretation of this Agreement.

7.  Arbitration.  All claims, disputes or other matters in question arising out
    -----------
of or relating to this Agreement shall be decided in accordance with the California Employment Resolution Dispute Rules of the American Arbitration Association. The arbitration shall be held in Los Angeles, California. The award of the arbitrator shall be final and binding upon the parties, and judgment may be entered upon it in any court having jurisdiction. If any arbitration or other action is commenced to enforce any of the provisions of this Agreement, the unsuccessful party shall pay all costs incurred by the prevailing party, including reasonable attorneys' fees and costs, arbitration fees and costs, court costs and reimbursements for any other expenses, plus interest in the amount of 12% per annum from the Closing Date on any payments required under Sections 3 or 4 of this Agreement.

     IN WITNESS WHEREOF, the parties hereto, being duly authorized and empowered, have executed and delivered this Agreement as of the date first set forth above.

HAWKER PACIFIC AEROSPACE



By:    /s/ David L. Lokken
    ----------------------
    David L. Lokken
    President & CEO


EMPLOYEE



By:    /s/ Peter Fuller
    -------------------
    Peter Fuller

                     MANAGEMENT INCENTIVE PROGRAM AGREEMENT

This Management Incentive Program Agreement ("the Agreement") is executed as of February 4, 2000, by and between Hawker Pacific Aerospace, a California corporation (the "Company") and Mary L. Hanley (the "Employee").


                                    RECITALS

     WHEREAS, the Board of Directors of the Company (the "Board") is currently in the process of exploring strategic combinations with other organizations, and is actively seeking to sell the Company;

     WHEREAS, the Board has concluded that providing incentives to certain members of management with regard to the sale of the Company will serve to enhance shareholder value;

     WHEREAS, the Board has resolved on October 27, 1999, to implement a Management Incentive Program to provide such incentives; and

     NOW, THEREFORE, in consideration of the foregoing premises, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged; the parties hereby agree as follows:

1.  Employment Agreement.  This Agreement amends and supersedes Employee's stock
    --------------------
option agreement with the Company. In the event of a conflict with any provision of such contract, this Agreement shall control. However, nothing in this Agreement is intended to remove any right or benefit in such contract where no conflict exists.

2.  Change of Control.  For the purposes of this Agreement, a "Change of
    -----------------
Control" shall be defined as (i) the sale, transfer, conveyance or disposition, whether direct or indirect, of all or substantially all of the assets of the Company, (ii) a consolidation or merger of the Company with or into any entity in which the Company is not the surviving entity, (iii) a consolidation or merger of the Company with or into any other entity in which the Company is the surviving entity, if immediately after such transaction the shareholders of the Company as of November 1, 1996 (i.e., the shareholders of Unique Investment Corporation ("Unique") and management only) own less than 35% of the voting power of the capital stock of the surviving entity that is normally entitled to vote in the election of directors, or (iv) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") whether or not applicable), other than the shareholders or affiliates of Unique, becomes the beneficial owner or is deemed to beneficially own (as described in Rule 13d-3 under the Exchange Act) in excess of 30% of the Company's voting power of the capital stock normally entitled to vote in the election of directors of the Company. The provisions of this Agreement shall also apply if Employee is terminated for any reason within ninety days of any Change in Control.

3.  Incentive Payment.   In addition to any compensation, benefits or rights
    -----------------
Employee may have under any stock option with the Company, in the event of a Change of Control, Employee shall receive a stock option payment based on the Purchase Price of the Company.

  3.1. The "Purchase Price" per share shall be defined as (i) the gross amount of proceeds (before any deductions for commissions, fees or other transaction costs) paid or payable, directly or indirectly, to or for the benefit of the Company and/or its security holders in cash or any other form of consideration (excluding the assumption or retirement of any of the Company's debt), divided by (ii) the number of fully diluted common shares of the Company on the date that the Change in Control occurs (the "Closing

Date"). For this purpose, the number of fully diluted shares shall be calculated after any automatic vesting of shares (as provided in Section 5), but without the dilutive effect of any shares which may have been issued with regard to the private placement equity transaction executed by the Company in December 1999.

  3.2. Any unvested stock options of the Company which have been issued to the Employee shall automatically vest on the Closing Date. All vested options of the Employee for which the Purchase Price is greater than the option price shall be referred to as the "Exercisable Options". The Employee shall be paid a net amount equal to (i) the product of the Purchase Price times the number of all Exercisable Options, less (ii) the product of the option price and the number of all Exercisable Options, less (iii) any applicable transaction costs or fees payable to an entity other than the Company.

4.  Time and Form of Payment. The payment required under this Agreement, shall
    ------------------------
be paid in full, by certified or cashier's check in U.S. dollars, on the Closing Date.

5.  Miscellaneous. This Agreement constitutes the entire agreement with regard
    -------------
to the subject matter hereof. This Agreement may not be assigned, and shall not be modified or amended except in writing signed by both parties. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document. Photocopies of this Agreement shall be given the same effect as the original. This Agreement shall be governed by and interpreted under the laws of the State of California. The resolution of ambiguities against the drafting party shall not apply in the enforcement and interpretation of this Agreement.

6.  Arbitration.  All claims, disputes or other matters in question arising out
    -----------
of or relating to this Agreement shall be decided in accordance with the California Employment Resolution Dispute Rules of the American Arbitration Association. The arbitration shall be held in Los Angeles, California. The award of the arbitrator shall be final and binding upon the parties, and judgment may be entered upon it in any court having jurisdiction. If any arbitration or other action is commenced to enforce any of the provisions of this Agreement, the unsuccessful party shall pay all costs incurred by the prevailing party, including reasonable attorneys' fees and costs, arbitration fees and costs, court costs and reimbursements for any other expenses, plus interest in the amount of 12% per annum from the Closing Date on any payment required under this Agreement.

     IN WITNESS WHEREOF, the parties hereto, being duly authorized and empowered, have executed and delivered this Agreement as of the date first set forth above.

HAWKER PACIFIC AEROSPACE



By:    /s/ David L. Lokken
    ----------------------
    David L. Lokken
    President & CEO


EMPLOYEE



By:    /s/ Mary L. Hanley
    ---------------------
    Mary L. Hanley

                     MANAGEMENT INCENTIVE PROGRAM AGREEMENT

This Management Incentive Program Agreement ("the Agreement") is executed as of February 4, 2000, by and between Hawker Pacific Aerospace, a California corporation (the "Company") and Lawrence A. Kameen, Jr. (the "Employee").


                                    RECITALS

     WHEREAS, the Board of Directors of the Company (the "Board") is currently in the process of exploring strategic combinations with other organizations, and is actively seeking to sell the Company;

     WHEREAS, the Board has concluded that providing incentives to certain members of management with regard to the sale of the Company will serve to enhance shareholder value;

     WHEREAS, the Board has resolved on October 27, 1999, to implement a Management Incentive Program to provide such incentives; and

     NOW, THEREFORE, in consideration of the foregoing premises, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged; the parties hereby agree as follows:

1.  Employment Agreement.  This Agreement amends and supersedes Employee's stock
    --------------------
option agreement with the Company. In the event of a conflict with any provision of such contract, this Agreement shall control. However, nothing in this Agreement is intended to remove any right or benefit in such contract where no conflict exists.

2.  Change of Control.  For the purposes of this Agreement, a "Change of
    -----------------
Control" shall be defined as (i) the sale, transfer, conveyance or disposition, whether direct or indirect, of all or substantially all of the assets of the Company, (ii) a consolidation or merger of the Company with or into any entity in which the Company is not the surviving entity, (iii) a consolidation or merger of the Company with or into any other entity in which the Company is the surviving entity, if immediately after such transaction the shareholders of the Company as of November 1, 1996 (i.e., the shareholders of Unique Investment Corporation ("Unique") and management only) own less than 35% of the voting power of the capital stock of the surviving entity that is normally entitled to vote in the election of directors, or (iv) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") whether or not applicable), other than the shareholders or affiliates of Unique, becomes the beneficial owner or is deemed to beneficially own (as described in Rule 13d-3 under the Exchange Act) in excess of 30% of the Company's voting power of the capital stock normally entitled to vote in the election of directors of the Company. The provisions of this Agreement shall also apply if Employee is terminated for any reason within ninety days of any Change in Control.

3.  Incentive Payment.   In addition to any compensation, benefits or rights
    -----------------
Employee may have under any stock option with the Company, in the event of a Change of Control, Employee shall receive a stock option payment based on the Purchase Price of the Company.

  3.1. The "Purchase Price" per share shall be defined as (i) the gross amount of proceeds (before any deductions for commissions, fees or other transaction costs) paid or payable, directly or indirectly, to or for the benefit of the Company and/or its security holders in cash or any other form of consideration (excluding the assumption or retirement of any of the Company's debt), divided by (ii) the number of fully diluted common shares of the Company on the date that the Change in Control occurs (the "Closing

Date"). For this purpose, the number of fully diluted shares shall be calculated after any automatic vesting of shares (as provided in Section 5), but without the dilutive effect of any shares which may have been issued with regard to the private placement equity transaction executed by the Company in December 1999.

  3.2. Any unvested stock options of the Company which have been issued to the Employee shall automatically vest on the Closing Date. All vested options of the Employee for which the Purchase Price is greater than the option price shall be referred to as the "Exercisable Options". The Employee shall be paid a net amount equal to (i) the product of the Purchase Price times the number of all Exercisable Options, less (ii) the product of the option price and the number of all Exercisable Options, less (iii) any applicable transaction costs or fees payable to an entity other than the Company.

4.  Time and Form of Payment. The payment required under this Agreement, shall
    ------------------------
be paid in full, by certified or cashier's check in U.S. dollars, on the Closing Date.

5.  Miscellaneous. This Agreement constitutes the entire agreement with regard
    -------------
to the subject matter hereof. This Agreement may not be assigned, and shall not be modified or amended except in writing signed by both parties. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document. Photocopies of this Agreement shall be given the same effect as the original. This Agreement shall be governed by and interpreted under the laws of the State of California. The resolution of ambiguities against the drafting party shall not apply in the enforcement and interpretation of this Agreement.

6.  Arbitration.  All claims, disputes or other matters in question arising out
    -----------
of or relating to this Agreement shall be decided in accordance with the California Employment Resolution Dispute Rules of the American Arbitration Association. The arbitration shall be held in Los Angeles, California. The award of the arbitrator shall be final and binding upon the parties, and judgment may be entered upon it in any court having jurisdiction. If any arbitration or other action is commenced to enforce any of the provisions of this Agreement, the unsuccessful party shall pay all costs incurred by the prevailing party, including reasonable attorneys' fees and costs, arbitration fees and costs, court costs and reimbursements for any other expenses, plus interest in the amount of 12% per annum from the Closing Date on any payment required under this Agreement.

     IN WITNESS WHEREOF, the parties hereto, being duly authorized and empowered, have executed and delivered this Agreement as of the date first set forth above.

HAWKER PACIFIC AEROSPACE



By:    /s/ David L. Lokken
    ----------------------
    David L. Lokken
    President & CEO


EMPLOYEE



By:   /s/ Lawrence A. Kameen, Jr.
    -----------------------------
    Lawrence A. Kameen, Jr.

                     MANAGEMENT INCENTIVE PROGRAM AGREEMENT


This Management Incentive Program Agreement ("the Agreement") is executed as of February 4, 2000, by and between Hawker Pacific Aerospace, a California corporation (the "Company") and David L. Lokken (the "Employee").


                                    RECITALS

     WHEREAS, the Board of Directors of the Company (the "Board") is currently in the process of exploring strategic combinations with other organizations, and is actively seeking to sell the Company;

     WHEREAS, the Board has concluded that providing incentives to certain members of management with regard to the sale of the Company will serve to enhance shareholder value;

     WHEREAS, the Board has resolved on October 27, 1999, to implement a Management Incentive Program to provide such incentives; and

     NOW, THEREFORE, in consideration of the foregoing premises, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged; the parties hereby agree as follows:

1.  Employment Agreement.  This Agreement amends and supersedes any contract of
    --------------------
employment or stock option agreement the Employee may have with the Company. In the event of a conflict with any provision of such contracts, this Agreement shall control. However, nothing in this Agreement is intended to remove any right or benefit in such contracts where no conflict exists.

2.  Change of Control.  For the purposes of this Agreement, a "Change of
    -----------------
Control" shall be defined as (i) the sale, transfer, conveyance or disposition, whether direct or indirect, of all or substantially all of the assets of the Company, (ii) a consolidation or merger of the Company with or into any entity in which the Company is not the surviving entity, (iii) a consolidation or merger of the Company with or into any other entity in which the Company is the surviving entity, if immediately after such transaction the shareholders of the Company as of November 1, 1996 (i.e., the shareholders of Unique Investment Corporation ("Unique") and management only) own less than 35% of the voting power of the capital stock of the surviving entity that is normally entitled to vote in the election of directors, or (iv) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") whether or not applicable), other than the shareholders or affiliates of Unique, becomes the beneficial owner or is deemed to beneficially own (as described in Rule 13d-3 under the Exchange Act) in excess of 30% of the Company's voting power of the capital stock normally entitled to vote in the election of directors of the Company. The provisions of this Agreement shall also apply if Employee is terminated for any reason within ninety days of any Change in Control.

3.  Incentive Payment.   In addition to any compensation, benefits or rights
    -----------------
Employee may have under any contract of employment with the Company, in the event of a Change of Control, Employee shall receive an Incentive Payment based on the Purchase Price of the Company.

  3.1. The "Purchase Price" per share shall be defined as (i) the gross amount of proceeds (before any deductions for commissions, fees or other transaction costs) paid or payable, directly or indirectly, to or for the benefit of the Company and/or its security holders in cash or any other form of consideration (excluding the assumption or retirement of any of the Company's debt), divided by (ii) the number of fully diluted common shares of the Company on the date that the Change in Control occurs (the "Closing

Date"). For this purpose, the number of fully diluted shares shall be calculated after any automatic vesting of shares (as provided in Section 5), but without the dilutive effect of any shares which may have been issued with regard to the private placement equity transaction executed by the Company in December 1999.

  3.2. Upon the occurrence of a Change in Control, if the Purchase Price is at least $6.00 per share, then the Company shall make an Incentive Payment to the Employee as follows.

  (a) Purchase Price from $6.00 up to $7.00:  a fixed amount of $25,000.

  (b) Purchase Price of $7.00 or over: $50,000, plus $25,000 for every dollar, or pro rata portion thereof, over $7.00. For example, a Purchase Price of $8.20 would yield an Incentive Payment of $80,000.

4.  Change of Control Payment. For the purpose of determining the Change of
    -------------------------
Control Payment only (as provided for in Section 8 of Employee's Employment Agreement), "Total Compensation Package" shall be defined to include only the base salary then in effect, plus the annual cost of insurance benefits and an automobile allowance. The financial cost of other fringe benefits, including bonus, housing costs, vacations, holidays, sick leave and pension plans, shall not be included. As of the date of this Agreement, Employee's annual Total Compensation Package amounts to $229,918.

5.  Stock Options Payment.  Any unvested stock options of the Company which have
    ---------------------
been issued to the Employee shall automatically vest on the Closing Date. All vested options of the Employee for which the Purchase Price is greater than the option price shall be referred to as the "Exercisable Options". The Employee shall be paid a net amount equal to (i) the product of the Purchase Price times the number of all Exercisable Options, less (ii) the product of the option price and the number of all Exercisable Options, less (iii) any applicable transaction costs or fees payable to an entity other than the Company.

6.  Time and Form of Payment.  The Change of Control Payment required under
    ------------------------
Employee's Employment Agreement, plus the payments required under Sections 3 and 5 of this Agreement, shall be paid in full, by certified or cashier's check in U.S. dollars, on the Closing Date. Any termination payments required under
Section 5.3 of Employee's Employment Agreement shall be paid in full, by certified or cashier's check in U.S. dollars, on the date of termination.

7.  Miscellaneous. This Agreement constitutes the entire agreement with regard
    -------------
to the subject matter hereof. This Agreement may not be assigned, and shall not be modified or amended except in writing signed by both parties. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document. Photocopies of this Agreement shall be given the same effect as the original. This Agreement shall be governed by and interpreted under the laws of the State of California. The resolution of ambiguities against the drafting party shall not apply in the enforcement and interpretation of this Agreement.

8.  Arbitration.  All claims, disputes or other matters in question arising out
    -----------
of or relating to this Agreement shall be decided in accordance with the California Employment Resolution Dispute Rules of the American Arbitration Association. The arbitration shall be held in Los Angeles, California. The award of the arbitrator shall be final and binding upon the parties, and judgment may be entered upon it in any court having jurisdiction. If any arbitration or other action is commenced to enforce any of the provisions of this Agreement, the unsuccessful party shall pay all costs incurred by the prevailing party, including reasonable attorneys' fees and costs, arbitration fees and costs, court costs and reimbursements for any other expenses, plus interest in the amount of 12% per annum from the Closing Date on any payments required under Sections 3, 4 or 5 of this Agreement.

     IN WITNESS WHEREOF, the parties hereto, being duly authorized and empowered, have executed and delivered this Agreement as of the date first set forth above.

HAWKER PACIFIC AEROSPACE



By:     /s/ Daniel J. Lubeck
     -----------------------
    Daniel J. Lubeck
    Chairman


EMPLOYEE



By:    /s/ David L. Lokken
    ----------------------
    David L. Lokken

                     MANAGEMENT INCENTIVE PROGRAM AGREEMENT


This Management Incentive Program Agreement ("the Agreement") is executed as of February 4, 2000, by and between Hawker Pacific Aerospace, a California corporation (the "Company") and Brad A. Mulvihill (the "Employee").


                                    RECITALS

     WHEREAS, the Board of Directors of the Company (the "Board") is currently in the process of exploring strategic combinations with other organizations, and is actively seeking to sell the Company;

     WHEREAS, the Board has concluded that providing incentives to certain members of management with regard to the sale of the Company will serve to enhance shareholder value;

     WHEREAS, the Board has resolved on October 27, 1999, to implement a Management Incentive Program to provide such incentives; and

     NOW, THEREFORE, in consideration of the foregoing premises, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged; the parties hereby agree as follows:

1.  Employment Agreement.  This Agreement amends and supersedes Employee's stock
    --------------------
option agreement with the Company. In the event of a conflict with any provision of such contract, this Agreement shall control. However, nothing in this Agreement is intended to remove any right or benefit in such contract where no conflict exists.

2.  Change of Control.  For the purposes of this Agreement, a "Change of
    -----------------
Control" shall be defined as (i) the sale, transfer, conveyance or disposition, whether direct or indirect, of all or substantially all of the assets of the Company, (ii) a consolidation or merger of the Company with or into any entity in which the Company is not the surviving entity, (iii) a consolidation or merger of the Company with or into any other entity in which the Company is the surviving entity, if immediately after such transaction the shareholders of the Company as of November 1, 1996 (i.e., the shareholders of Unique Investment Corporation ("Unique") and management only) own less than 35% of the voting power of the capital stock of the surviving entity that is normally entitled to vote in the election of directors, or (iv) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") whether or not applicable), other than the shareholders or affiliates of Unique, becomes the beneficial owner or is deemed to beneficially own (as described in Rule 13d-3 under the Exchange Act) in excess of 30% of the Company's voting power of the capital stock normally entitled to vote in the election of directors of the Company. The provisions of this Agreement shall also apply if Employee is terminated for any reason within ninety days of any Change in Control.

3.  Incentive Payment.   In addition to any compensation, benefits or rights
    -----------------
Employee may have under any stock option with the Company, in the event of a Change of Control, Employee shall receive an Incentive Payment based on the Purchase Price of the Company.

  3.1. The "Purchase Price" per share shall be defined as (i) the gross amount of proceeds (before any deductions for commissions, fees or other transaction costs) paid or payable, directly or indirectly, to or for the benefit of the Company and/or its security holders in cash or any other form of consideration (excluding the assumption or retirement of any of the Company's debt), divided by (ii) the number of fully diluted common shares of the Company on the date that the Change in Control occurs (the "Closing Date"). For this purpose, the number of fully diluted shares shall be calculated after any automatic vesting of shares (as provided in Section 5), but without the dilutive effect of any shares which may have been issued with regard to the private placement equity transaction executed by the Company in December 1999.

  3.2. Upon the occurrence of a Change in Control, if the Purchase Price is at least $6.00 per share, then the Company shall make an Incentive Payment to the Employee as follows.

  (a) Purchase Price from $6.00 up to $7.00:  a fixed amount of $25,000.

  (b) Purchase Price of $7.00 or over: $50,000, plus $10,000 for every dollar, or pro rata portion thereof, over $7.00. For example, a Purchase Price of $8.20 would yield an Incentive Payment of $62,000.

4.  Stock Options Payment.  Any unvested stock options of the Company which have
    ---------------------
been issued to the Employee shall automatically vest on the Closing Date. All vested options of the Employee for which the Purchase Price is greater than the option price shall be referred to as the "Exercisable Options". The Employee shall be paid a net amount equal to (i) the product of the Purchase Price times the number of all Exercisable Options, less (ii) the product of the option price and the number of all Exercisable Options, less (iii) any applicable transaction costs or fees payable to an entity other than the Company.

5.  Time and Form of Payment. The payments required under Sections 3 and 4 of
    ------------------------
this Agreement, shall be paid in full, by certified or cashier's check in U.S. dollars, on the Closing Date.

6.  Miscellaneous. This Agreement constitutes the entire agreement with regard
    -------------
to the subject matter hereof. This Agreement may not be assigned, and shall not be modified or amended except in writing signed by both parties. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document. Photocopies of this Agreement shall be given the same effect as the original. This Agreement shall be governed by and interpreted under the laws of the State of California. The resolution of ambiguities against the drafting party shall not apply in the enforcement and interpretation of this Agreement.

7.  Arbitration.  All claims, disputes or other matters in question arising out
    -----------
of or relating to this Agreement shall be decided in accordance with the California Employment Resolution Dispute Rules of the American Arbitration Association. The arbitration shall be held in Los Angeles, California. The award of the arbitrator shall be final and binding upon the parties, and judgment may be entered upon it in any court having jurisdiction. If any arbitration or other action is commenced to enforce any of the provisions of this Agreement, the unsuccessful party shall pay all costs incurred by the prevailing party, including reasonable attorneys' fees and costs, arbitration fees and costs, court costs and reimbursements for any other expenses, plus interest in the amount of 12% per annum from the Closing Date on any payments required under Sections 3 or 4 of this Agreement.

     IN WITNESS WHEREOF, the parties hereto, being duly authorized and empowered, have executed and delivered this Agreement as of the date first set forth above.

HAWKER PACIFIC AEROSPACE



By:    /s/ David L. Lokken
    ----------------------
    David L. Lokken
    President & CEO


EMPLOYEE



By:    /s/ Brad A. Mulvihill
    ------------------------
    Brad A. Mulvihill

                     MANAGEMENT INCENTIVE PROGRAM AGREEMENT


This Management Incentive Program Agreement ("the Agreement") is executed as of February 4, 2000, by and between Hawker Pacific Aerospace, a California corporation (the "Company") and Philip M. Panzera (the "Employee").


                                    RECITALS

     WHEREAS, the Board of Directors of the Company (the "Board") is currently in the process of exploring strategic combinations with other organizations, and is actively seeking to sell the Company;

     WHEREAS, the Board has concluded that providing incentives to certain members of management with regard to the sale of the Company will serve to enhance shareholder value;

     WHEREAS, the Board has resolved on October 27, 1999, to implement a Management Incentive Program to provide such incentives; and

     NOW, THEREFORE, in consideration of the foregoing premises, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged; the parties hereby agree as follows:

1.  Employment Agreement.  This Agreement amends and supersedes any contract of
    --------------------
employment or stock option agreement the Employee may have with the Company. In the event of a conflict with any provision of such contracts, this Agreement shall control. However, nothing in this Agreement is intended to remove any right or benefit in such contracts where no conflict exists.

2.  Change of Control.  For the purposes of this Agreement, a "Change of
    -----------------
Control" shall be defined as (i) the sale, transfer, conveyance or disposition, whether direct or indirect, of all or substantially all of the assets of the Company, (ii) a consolidation or merger of the Company with or into any entity in which the Company is not the surviving entity, (iii) a consolidation or merger of the Company with or into any other entity in which the Company is the surviving entity, if immediately after such transaction the shareholders of the Company as of November 1, 1996 (i.e., the shareholders of Unique Investment Corporation ("Unique") and management only) own less than 35% of the voting power of the capital stock of the surviving entity that is normally entitled to vote in the election of directors, or (iv) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") whether or not applicable), other than the shareholders or affiliates of Unique, becomes the beneficial owner or is deemed to beneficially own (as described in Rule 13d-3 under the Exchange Act) in excess of 30% of the Company's voting power of the capital stock normally entitled to vote in the election of directors of the Company. The provisions of this Agreement shall also apply if Employee is terminated for any reason within ninety days of any Change in Control.

3.  Incentive Payment.   In addition to any compensation, benefits or rights
    -----------------
Employee may have under any contract of employment with the Company, in the event of a Change of Control, Employee shall receive an Incentive Payment based on the Purchase Price of the Company.

  3.1. The "Purchase Price" per share shall be defined as (i) the gross amount of proceeds (before any deductions for commissions, fees or other transaction costs) paid or payable, directly or indirectly, to or for the benefit of the Company and/or its security holders in cash or any other form of consideration (excluding the assumption or retirement of any of the Company's debt), divided by (ii) the number of fully diluted common shares of the Company on the date that the Change in Control occurs (the "Closing

Date"). For this purpose, the number of fully diluted shares shall be calculated after any automatic vesting of shares (as provided in Section 5), but without the dilutive effect of any shares which may have been issued with regard to the private placement equity transaction executed by the Company in December 1999.

  3.2. Upon the occurrence of a Change in Control, if the Purchase Price is at least $6.00 per share, then the Company shall make an Incentive Payment to the Employee as follows.

  (a) Purchase Price from $6.00 up to $7.00:  a fixed amount of $50,000.

  (b) Purchase Price from $7.00 up to $8.00: $100,000, plus $50,000 per dollar for any pro rata portion over $7.00.

  (c) Purchase Price of $8.00 or over: $150,000, plus $100,000 for every dollar, or pro rata portion thereof, over $8.00. For example, a Purchase Price of $8.20 would yield an Incentive Payment of $170,000.

4.  Change of Control Payment. For the purpose of determining the Change of
    -------------------------
Control Payment only (as provided for in Section 8 of Employee's Employment Agreement), "Total Compensation Package" shall be defined to include only the base salary then in effect, plus the annual cost of insurance benefits and an automobile allowance. The financial cost of other fringe benefits, including bonus, housing costs, vacations, holidays, sick leave and pension plans, shall not be included. As of the date of this Agreement, Employee's annual Total Compensation Package amounts to $177,537.

5.  Stock Options Payment.  Any unvested stock options of the Company which have
    ---------------------
been issued to the Employee shall automatically vest on the Closing Date. All vested options of the Employee for which the Purchase Price is greater than the option price shall be referred to as the "Exercisable Options". The Employee shall be paid a net amount equal to (i) the product of the Purchase Price times the number of all Exercisable Options, less (ii) the product of the option price and the number of all Exercisable Options, less (iii) any applicable transaction costs or fees payable to an entity other than the Company.

6.  Cash Management Payment.  If Employee shall manage the cash and working
    -----------------------
capital of the Company so that no additional external financing is raised prior to the Closing Date, then Employee shall receive an additional payment of $25,000.

7.  Time and Form of Payment. The Change of Control Payment required under
    ------------------------
Employee's Employment Agreement, plus the payments required under Sections 3, 5 and 6 of this Agreement, shall be paid in full, by certified or cashier's check in U.S. dollars, on the Closing Date. Any termination payments required under
Section 5.3 of Employee's Employment Agreement shall be paid in full, by certified or cashier's check in U.S. dollars, on the date of termination.

8.  Miscellaneous. This Agreement constitutes the entire agreement with regard
    -------------
to the subject matter hereof. This Agreement may not be assigned, and shall not be modified or amended except in writing signed by both parties. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document. Photocopies of this Agreement shall be given the same effect as the original. This Agreement shall be governed by and interpreted under the laws of the State of California. The resolution of ambiguities against the drafting party shall not apply in the enforcement and interpretation of this Agreement.

9.  Arbitration.  All claims, disputes or other matters in question arising out
    -----------
of or relating to this Agreement shall be decided in accordance with the California Employment Resolution Dispute Rules of the American Arbitration Association. The arbitration shall be held in Los Angeles, California. The award of the arbitrator shall be final and binding upon the parties, and judgment may be entered upon it in any court having jurisdiction. If any arbitration or other action is commenced to enforce any of the provisions of this Agreement, the unsuccessful party shall pay all costs incurred by the prevailing party, including reasonable attorneys' fees and costs, arbitration fees and costs, court costs and reimbursements for any other expenses, plus interest in the amount of 12% per annum from the Closing Date on any payments required under Sections 3, 4, 5 or 6 of this Agreement.

     IN WITNESS WHEREOF, the parties hereto, being duly authorized and empowered, have executed and delivered this Agreement as of the date first set forth above.

HAWKER PACIFIC AEROSPACE



By:    /s/ David L. Lokken
    ----------------------
    David L. Lokken
    President & CEO


EMPLOYEE



By:    /s/ Philip M. Panzera
    ------------------------
    Philip M. Panzera

                     MANAGEMENT INCENTIVE PROGRAM AGREEMENT


This Management Incentive Program Agreement ("the Agreement") is executed as of February 4, 2000, by and between Hawker Pacific Aerospace, a California corporation (the "Company") and Michael A. Riley (the "Employee").


                                    RECITALS

     WHEREAS, the Board of Directors of the Company (the "Board") is currently in the process of exploring strategic combinations with other organizations, and is actively seeking to sell the Company;

     WHEREAS, the Board has concluded that providing incentives to certain members of management with regard to the sale of the Company will serve to enhance shareholder value;

     WHEREAS, the Board has resolved on October 27, 1999, to implement a Management Incentive Program to provide such incentives; and

     NOW, THEREFORE, in consideration of the foregoing premises, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged; the parties hereby agree as follows:

1.  Employment Agreement.  This Agreement amends and supersedes any contract of
    --------------------
employment or stock option agreement the Employee may have with the Company. In the event of a conflict with any provision of such contracts, this Agreement shall control. However, nothing in this Agreement is intended to remove any right or benefit in such contracts where no conflict exists.

2.  Change of Control.  For the purposes of this Agreement, a "Change of
    -----------------
Control" shall be defined as (i) the sale, transfer, conveyance or disposition, whether direct or indirect, of all or substantially all of the assets of the Company, (ii) a consolidation or merger of the Company with or into any entity in which the Company is not the surviving entity, (iii) a consolidation or merger of the Company with or into any other entity in which the Company is the surviving entity, if immediately after such transaction the shareholders of the Company as of November 1, 1996 (i.e., the shareholders of Unique Investment Corporation ("Unique") and management only) own less than 35% of the voting power of the capital stock of the surviving entity that is normally entitled to vote in the election of directors, or (iv) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") whether or not applicable), other than the shareholders or affiliates of Unique, becomes the beneficial owner or is deemed to beneficially own (as described in Rule 13d-3 under the Exchange Act) in excess of 30% of the Company's voting power of the capital stock normally entitled to vote in the election of directors of the Company. The provisions of this Agreement shall also apply if Employee is terminated for any reason within ninety days of any Change in Control.

3.  Incentive Payment.   In addition to any compensation, benefits or rights
    -----------------
Employee may have under any contract of employment with the Company, in the event of a Change of Control, Employee shall receive an Incentive Payment based on the Purchase Price of the Company.

  3.1. The "Purchase Price" per share shall be defined as (i) the gross amount of proceeds (before any deductions for commissions, fees or other transaction costs) paid or payable, directly or indirectly, to or for the benefit of the Company and/or its security holders in cash or any other form of consideration (excluding the assumption or retirement of any of the Company's debt), divided by (ii) the number of fully diluted common shares of the Company on the date that the Change in Control occurs (the "Closing

Date"). For this purpose, the number of fully diluted shares shall be calculated after any automatic vesting of shares (as provided in Section 5), but without the dilutive effect of any shares which may have been issued with regard to the private placement equity transaction executed by the Company in December 1999.

  3.2. Upon the occurrence of a Change in Control, if the Purchase Price is at least $6.00 per share, then the Company shall make an Incentive Payment to the Employee as follows.

  (a) Purchase Price from $6.00 up to $7.00:  a fixed amount of $37,500.

  (b) Purchase Price of $7.00 or over: $75,000, plus $10,000 for every dollar, or pro rata portion thereof, over $7.00. For example, a Purchase Price of $8.20 would yield an Incentive Payment of $87,000.

4.  Change of Control Payment. For the purpose of determining the Change of
    -------------------------
Control Payment only (as provided for in Section 8 of Employee's Employment Agreement), "Total Compensation Package" shall be defined to include only the base salary then in effect, plus the annual cost of insurance benefits and an automobile allowance. The financial cost of other fringe benefits, including bonus, housing costs, vacations, holidays, sick leave and pension plans, shall not be included. As of the date of this Agreement, Employee's annual Total Compensation Package amounts to $145,918.

5.  Stock Options Payment.  Any unvested stock options of the Company which have
    ---------------------
been issued to the Employee shall automatically vest on the Closing Date. All vested options of the Employee for which the Purchase Price is greater than the option price shall be referred to as the "Exercisable Options". The Employee shall be paid a net amount equal to (i) the product of the Purchase Price times the number of all Exercisable Options, less (ii) the product of the option price and the number of all Exercisable Options, less (iii) any applicable transaction costs or fees payable to an entity other than the Company.

6.  Time and Form of Payment.  The Change of Control Payment required under
    ------------------------
Employee's Employment Agreement, plus the payments required under Sections 3 and 5 of this Agreement, shall be paid in full, by certified or cashier's check in U.S. dollars, on the Closing Date. Any termination payments required under
Section 5.3 of Employee's Employment Agreement shall be paid in full, by certified or cashier's check in U.S. dollars, on the date of termination.

7.  Miscellaneous. This Agreement constitutes the entire agreement with regard
    -------------
to the subject matter hereof. This Agreement may not be assigned, and shall not be modified or amended except in writing signed by both parties. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document. Photocopies of this Agreement shall be given the same effect as the original. This Agreement shall be governed by and interpreted under the laws of the State of California. The resolution of ambiguities against the drafting party shall not apply in the enforcement and interpretation of this Agreement.

8.  Arbitration.  All claims, disputes or other matters in question arising out
    -----------
of or relating to this Agreement shall be decided in accordance with the California Employment Resolution Dispute Rules of the American Arbitration Association. The arbitration shall be held in Los Angeles, California. The award of the arbitrator shall be final and binding upon the parties, and judgment may be entered upon it in any court having jurisdiction. If any arbitration or other action is commenced to enforce any of the provisions of this Agreement, the unsuccessful party shall pay all costs incurred by the prevailing party, including reasonable attorneys' fees and costs, arbitration fees and costs, court costs and reimbursements for any other expenses, plus interest in the amount of 12% per annum from the Closing Date on any payments required under Sections 3, 4 or 5 of this Agreement.

     IN WITNESS WHEREOF, the parties hereto, being duly authorized and empowered, have executed and delivered this Agreement as of the date first set forth above.

HAWKER PACIFIC AEROSPACE



By:    /s/ David L. Lokken
    ----------------------
    David L. Lokken
    President & CEO



EMPLOYEE



By:    /s/ Michael A. Riley
    -----------------------
    Michael A. Riley